UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854
(Address of principal executive offices) (Zip code)

Managers Investment Group LLC
800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant's telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2003 - OCTOBER 31, 2004 (Annual Shareholder Report)

Item 1. REPORT TO SHAREHOLDERS.

MANAGERS AMG FUNDS

ESSEX

ESSEX AGGRESSIVE GROWTH FUND
ESSEX LARGE CAP GROWTH FUND

___________________________________

Annual Report

October 31, 2004

ESSEX AGGRESSIVE GROWTH FUND
ESSEX LARGE CAP GROWTH FUND

Annual Report
October 31, 2004

TABLE OF CONTENTS

Begins on Page
Letter to Shareholders	1
Portfolio Manager's Comments	3
About Your Fund's Expenses	7
Summary of Industry Weightings and Top Ten Holdings	8
Schedules of Portfolio Investments	9
Financial Statements:
Statement of Assets and Liabilities	14
Fund balance sheet net asset value (NAV) per share
Computation and cumulative undistributed amounts
Statement of Operations	15
Detail of sources of income, Fund expenses, and realized
And unrealized gains (losses) during the fiscal year
Statement of Changes in Net Assets	16
Detail of changes in Fund assets for the past two fiscal years
Financial Highlights	18
Historical net asset value per share, total return, expense ratios,
Turnover ratio and net assets
Notes to Financial Statements	21
Accounting and distribution policies, details of agreements
and transactions with Fund management and affiliates and
description of certain risks
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27

Nothing contained herein us to be considered an offer or sale or a solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders
_________________________________________________________________________

Dear Fellow Shareholder:

Though the stock market provided healthy gains for the twelve months ended October 31, 2004, most of these gains were generated early in the period. Since the 2003 rally, which ended in early February of 2004, the U.S. stock market has remained essentially flat. Although corporate profits gained throughout the year, investors’ enthusiasm has been pared by higher short-term interest rates, rising oil prices, increased turmoil in Iraq, and uncertainty about the results and ramifications of the U.S. Presidential election. This last point is proven by the fact that the market resumed its rally immediately after the orderly completion of the election in early November. While the market as a whole suffered little volatility throughout the period, there was a fair amount of dispersion across sectors. For example, while energy and basic materials companies rose during the period, technology and healthcare stocks pulled back significantly.

Within both of the Funds covered in this report, technology and healthcare companies have been emphasized, and throughout this short time period this has been adverse to returns. While there are many important factors, this was a principle reason that both of these offerings underperformed their respective benchmarks for the period. It is well understood that technology shares tend to be quite volatile relative to many other sectors because of the quickly evolving product cycle that exists within these industries. This is what defines them as technology. The portfolio managers at Essex are willing to live with volatility, and as a result, we should expect there to be adverse periods. We remain confident that adverse periods provide opportunity to build the portfolio for long-term success. For the one-year period ended October 31, 2004, the Essex Large Cap Growth Fund returned 1.28%. The Essex Aggressive Growth Fund – Investor shares returned -5.05% and the Institutional shares returned -4.79%., while their primary benchmark, the S&P 500 returned 9.42%. The following report includes brief discussions of the results of each Fund for the prior fiscal year and some comments regarding how each portfolio is positioned for the coming year.

As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about any of our Funds or this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment in Managers AMG Funds.

Sincerely,

/s/ Peter M. Lebovitz

Peter M. Lebovitz
President
Managers AMG Funds

_________________________________________________________________________
Essex Aggressive Growth Fund
Portfolio Manager Comments
_________________________________________________________________________

The Managers AMG Essex Aggressive Growth Fund (the “Fund”) ended its fiscal year on October 31, 2004, underperforming its primary benchmark for the year. The Fund and its benchmarks returned the following for the 12 months ended October 31, 2004:

Essex Aggressive Growth Institutional Class	Essex Aggressive Growth Investor Class	S&P 500	Russell 3000 Growth
-4.79%	-5.05%	+9.42%	+3.54%

Top performing sectors within the Fund for the period were Consumer Discretionary and Energy. Essex was challenged in late 2003 by the acceleration in the Consumer sector and had not anticipated the sustained run in household spending. However, we have continued to focus on long-term market share winners, including online, leisure time, and cable networks, which have all performed very well. Examples of such companies, Yahoo! Inc. (+65.6%), eBay Inc. (+74.5%) and XM Satellite Radio Holdings Inc (+59.6%), have been some of the strongest individual contributors to the Fund for the year ended October 31, 2004. In addition to consumer holdings, energy stocks were among the best performers this year, driven by rising oil and gas prices. BJ Services Co. and Apache Corp. led the holdings in this sector for the year, up 55.7% and 46.3%, respectively.

Healthcare and Technology stocks most significantly detracted from the Fund’s performance for the period. Healthcare stocks across the spectrum have been negatively impacted for some time and our investments in the sector have been selective. The sector’s volatility for much of the year hinged upon the U.S. Presidential elections, Kerry’s potential Medicare spending increases and drug importation from Canada. The outcome of the election should serve to stabilize Healthcare stocks as future policies gain clarity. We continue to monitor closely the proposed Medicare changes for 2005 as well as the proposed rules regarding the Medicare Drug Bill for 2006, which should be in final form by early 2005.

Essex has further reduced the Fund’s positions in Technology due to increased earnings caution for the next year. We underperformed in this sector during the year as we underestimated the intensity of price competition particularly in the software and storage areas. Sharp price declines of stocks in these segments negatively impacted the Fund’s results. While the short-term outlook is challenging, software companies that we believe will succeed longer-term include firms that have a large base of existing customers (Microsoft) or are in the forefront of the shift from Unix operating systems to Linux (Novell).

Our strategy has not changed, which is to uncover companies with a positive risk/reward balance that can grow earnings and cash flow above the rate for the market and their industries.

Cumulative Total Return Performance

The cumulative total return for each share class is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of those securities. The Index assumes reinvestment of dividends. These charts compare a hypothetical $10,000 investment made in Essex Aggressive Growth Fund’s Institutional Class on March 1, 2002 (commencement of operations) and the Investor Class on November 1, 1999 through October 31, 2004, to a $10,000 investment made in the S&P 500 Index for the same time periods. These charts are not intended to imply any future performance of the Funds. The graphs and charts do not reflect the deduction of taxes that a shareholder would pay on a Fund’s distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced on the Investor shares.

Note: At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the performance table of the Investor Class.

Investor Class:

[PERFORMANCE CHART OMITTED]

Period Ended	Essex Aggressive Growth-Investor Class	S&P 500 Index
11/1/99	$10,000	$10,000
10/31/00	$16,940	$10,678
10/31/01	$ 8,850	$ 8,019
10/31/02	$ 7,010	$ 6,807
10/31/03	$ 8,910	$ 8,223
10/29/04	$ 8,450	$ 8,998

Average Annualized Total Returns	One Year	Three Years	Since Inception[1]
Essex Aggressive Growth - Investor Class	-5.05%	-1.53%	-3.31%
S&P 500 Index	9.42%	3.92%	-2.09%

1 Commencement of operations was November 1, 1999.

Institutional Class:

[PERFORMANCE CHART OMITTED]

Period Ended	Essex Aggressive Growth-Institutional Class	S&P 500 Index
1-Mar-02	$10,000	$10,000
31-Oct-02	$ 8,472	$ 7,909
31-Oct-03	$10,794	$ 9,554
29-Oct-04	$10,265	$10,454

Average Annualized Total Returns	One Year	Since Inception[2]
Essex Aggressive Growth - Institutional Class	-4.79%	0.98%
S&P 500 Index	9.42%	1.68%

2 Commencement of operations was March 1, 2002.

_________________________________________________________________________
Essex Large Cap Growth Fund
Portfolio Manager Comments
_________________________________________________________________________

The Managers AMG Essex Large Cap Growth Fund (the “Fund”) ended its fiscal year on October 31, 2004, underperforming its primary benchmark for the year. The Fund and its benchmarks returned the following for the year ended October 31, 2004:

Essex Large Cap Growth	S&P 500	Russell 1000 Growth
+1.28%	+9.42%	+3.38%

Top performing sectors within the Fund for period were Autos & Transportation and Energy. In airfreight, FedEx continued to post strong results powered by its robust international operation particularly in China and other parts of Asia. Meanwhile, the trucking industry experienced one of the most constructive operating environments in some time. One of the Fund's top performers, J.B. Hunt Transport Services Inc., was up 54.5%. In addition to transportation holdings, energy stocks were among the best performers this year, driven by rising oil and gas prices. Schlumberger led the holdings in this sector for the year, up 35.8%.

Essex was challenged in late 2003 by the acceleration in the Consumer sector and had not anticipated the sustained run in household spending. As a result, the Fund trailed the Russell 1000 Growth Index over the past year in the Consumer sector. We have continued to focus on long-term market share winners, including online, leisure time, and cable networks. Examples of such companies, Yahoo! Inc. (+52.2%) and eBay Inc. (+49.8%), have been some of the strongest individual contributors to the Fund for the year ended October 31, 2004.

Essex has further reduced the Fund's positions in Technology due to increased earnings caution for the next year. We underperformed in this sector during the year as we underestimated the intensity of price competition particularly in the software and storage areas. Sharp price declines of stocks in these segments negatively impacted the Fund's results. While the short-term outlook is challenging, software companies that we believe will succeed longer term include firms that have a large base of existing customers (Microsoft) or are in the forefront of the shift from Unix operating systems to Linux (Novell).

Our strategy has not changed, which is to uncover companies with a positive risk/reward balance that can grow earnings and cash flow above the rate for the market and their industries.

About Your Fund's Expenses
_________________________________________________________________________

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal half-year and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% annual return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% annual return less expenses. It assumes that the Fund had a return of 5% per year and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004

	Expense Ratio	Beginning Account Value 4/30/04	Ending Account Value 10/31/04	Expenses Paid During Period*
Essex Aggressive Growth - Institutional Class
Based on Actual Fund Return	1.34%	$1,000	$934	$6.52
Based on Hypothetical 5% Annual Return	1.34%	$1,000	$1,018	$6.81
Essex Aggressive Growth - Investor Class
Based on Actual Fund Return	1.60%	$1,000	$933	$7.76
Based on Hypothetical 5% Annual Return	1.60%	$1,000	$1,017	$8.10
Essex Large Cap Growth Fund
Based on Actual Fund Return	1.10%	$1,000	$992	$5.51
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.58

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

You can find more information about the Fund’s expenses, including annual expense ratios for past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

_________________________________________________________________________
Managers AMG Funds
October 31, 2004
_________________________________________________________________________

Summary of Industry Weightings(unaudited)
_________________________________________________________________________

Major Sectors	Essex Aggressive Growth Fund	Essex Large Cap Fund	S&P 500 Index
Consumer Discretionary	20.6%	15.1%	11.3%
Consumer Staples	1.9	8.2	10.6
Energy	13.7	11.1	7.4
Financials	5.7	9.0	20.8
Health Care	20.3	17.7	12.8
Industrials	12.3	12.3	11.3
Information Technology	22.6	22.1	16.4
Materials	—	—	3.1
Telecommunication Services	0.0	0.0	3.3
Utilities	—	—	3.0
Other	34.9	14.3	0.0

_________________________________________________________________________
Top Ten Holdings(unaudited)
_________________________________________________________________________

Essex Aggressive Growth Fund		Essex Large Cap Fund
	% Fund		% Fund
Yahoo! Inc.*	4.0	Schlumberger, Ltd.*	3.6
Cummins Inc.*	3.4	FedEx Corp.*	3.6
Getty Images, Inc.	3.3	Wal-Mart Stores, Inc.*	3.5
Gilead Sciences, Inc.*	3.3	Microsoft Corp.*	3.1
Schlumberger, Ltd.*	3.1	Cisco Systems, Inc.*	2.9
Patterson-UTI Energy, Inc.*	3.1	Cummins, Inc.*	2.7
Teva Pharmaceutical Ind., Ltd.*	3.1	The Walt Disney Co.*	2.6
Martek Biosciences Corp.*	3.0	Bed, Bath & Beyond, Inc.*	2.6
eBay, Inc.*	2.8	Teva Pharmaceutical Ind., Ltd.*	2.5
MICROS Systems, Inc.	2.8	Dell, Inc.*	2.4

Top Ten as a Group	31.9%	Top Ten as a Group	29.5%

* Top Ten Holding at April 30, 2004

_________________________________________________________________________
Essex Aggressive Growth Fund
Schedule of Portfolio Investments
October 31, 2004
_________________________________________________________________________

Common Stocks - 97.1%	Shares	Value
Consumer Discretionary - 20.6%
Blue Nile, Inc.	21,700[1]	$527,310
DreamWorks Animation SKG, Inc.	21,870	854,024
eBay, Inc.*	17,600	1,717,936
Getty Images, Inc.*	33,600[1]	1,986,768
The J. Jill Group, Inc.*	68,900	1,211,262
NTL, Inc.*	11,900	791,469
Panera Bread Co., Class A*	16,400[1]	572,852
Red Robin Gourmet Burgers, Inc.*	34,900	1,455,679
Royal Caribbean Cruises, Ltd.	21,000	978,600
Sirius Satellite Radio, Inc.*	162,400[1]	633,360
Texas Roadhouse, Inc., Class A	30,600	704,412
XM Satellite Radio Holdings, Inc.*	32,500[1]	1,050,400
Total Consumer Discretionary		12,484,072

Consumer Staples - 1.9%
Avon Products, Inc.	29,000	1,146,950

Energy - 13.7%
Apache Corp.	12,060	611,442
BJ Services Co.*	23,300	1,188,300
Chesapeake Energy Corp.	18,600	299,088
Nabors Industries, Ltd.*	19,200	943,104
Patterson-UTI Energy, Inc.*	98,000[1]	1,884,540
Quicksilver Resources, Inc. *	20,100[1]	635,763
Schlumberger, Ltd.	30,200	1,900,788
Smith International, Inc.*	14,200	824,736
Total Energy		8,287,761

Financials - 5.7%
American International Group, Inc.	10,200	619,242
East West Bancorp, Inc.	18,300[1]	732,732
Goldman Sachs Group, Inc.	7,700	757,526
Harris & Harris Group, Inc.*	114,300[1]	1,359,027
Total Financials		3,468,527

Health Care - 20.3%
Boston Scientific Corp.*	16,200	571,860
Forest Laboratories, Inc.*	20,600	918,760
Gen-Probe, Inc.*	34,900	1,222,896
Gilead Sciences, Inc.*	56,800	1,966,984
I-Flow Corp.*	48,700[1]	674,008
Martek Biosciences Corp.*	38,700[1]	1,821,067
Protein Design Labs, Inc.*	81,600[1]	1,562,640
Resmed, Inc.*	35,500[1]	1,668,500
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	71,200[1]	1,851,200
Total Health Care		12,257,915

Industrials - 12.3%
CoStar Group, Inc.*	26,080[1]	1,052,850
Cummins, Inc.	29,100[1]	2,039,327
FedEx Corp.	16,700	1,521,704
J.B. Hunt Transport Services, Inc.*	17,600	719,136
Marten Transport, Ltd.*	47,605[1]	871,648
Old Dominion Freight Line, Inc.*	43,650	1,223,291
Total Industrials		7,427,956

Information Technology - 22.6%
Ask Jeeves, Inc.*	22,800[1]	587,784
AudioCodes, Ltd. *	102,900[1]	1,356,222
eLong, Inc.	4,150	56,440
FLIR Systems, Inc.*	21,900[1]	1,165,299
Marvell Technology Group Ltd.*	45,100	1,288,507
MICROS Systems, Inc.*	28,500	1,684,920
Microsoft Corp.	30,200	845,298
Novell, Inc.*	184,000	1,322,960
Quest Software, Inc.*	107,800[1]	1,581,426
Red Hat, Inc. *	47,500[1]	609,900
Shopping.com, Ltd.	28,630	772,151
Yahoo!, Inc.*	66,200	2,395,778
Total Information Technology		13,666,685

Total Common Stocks
(cost $50,654,085)		58,739,866

Other Investment Companies - 34.9%[2]
Bank of New York Institutional Cash Reserves
Fund, 1.870%[3]	17,995,540	17,995,540
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 1.680%	3,138,276	3,138,276
Total Other Investment Companies
(cost $21,133,816)		21,133,682

Total Investments - 132.0%
(cost $71,787,901)		79,873,682

Other Assets, less Liabilities - (32.0)%		(19,358,029)
Net Assets - 100.0%		$60,515,653

Note:	Based on the cost of investments of $71,891,038 for Federal income tax purposes at October 31, 2004, the aggregate gross unrealized appreciation and depreciation were $10,169,649 and $2,187,005, respectively, resulting in net unrealized appreciation of investments of $7,982,644.

* Non-income-producing securities.

[1]	Some or all of these shares, amounting to a market value of $17,248,461, or 28.5% of net assets, were out on loan to various brokers.

[2]	Yield shown for an investment company represents the October 31, 2004, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investment Abbreviations:

ADR:	Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Essex Large Cap Growth Fund
Schedule of Portfolio Investments
October 31, 2004
_________________________________________________________________________

Common Stocks - 95.5%	Shares	Value
Consumer Discretionary - 15.1%
Bed, Bath & Beyond, Inc.*	6,225	$253,918
Best Buy Co., Inc.	3,600	213,192
Brunswick Corp.	3,100	145,452
Carnival Corp.	3,100	156,736
D.R. Horton, Inc.	1,700	51,000
eBay, Inc.*	2,175	212,302
Lennar Corp.	1,100	49,478
Pulte Homes, Inc	900	49,122
Royal Caribbean Cruises, Ltd.	2,300	107,180
The Walt Disney Co.	10,450	263,549
Total Consumer Discretionary		1,501,929

Consumer Staples - 8.2%
Avon Products, Inc.	6,000	237,300
Wal-Mart Stores, Inc.	6,480	349,402
Wm. Wrigley Jr. Co.	3,550	232,170
Total Consumer Staples		818,872

Energy - 11.1%
Anadarko Petroleum Corp.	3,075	207,409
Apache Corp.	3,800	192,660
BJ Services Co.*	4,700	239,700
Nabors Industries, Ltd.*	2,050[2]	100,696
Schlumberger, Ltd.	5,725	360,330
Total Energy		1,100,795

Financials - 9.0%
American International Group, Inc.	3,575	217,037
Citigroup, Inc.	4,450	197,447
Goldman Sachs Group, Inc.	1,950	191,841
Merrill Lynch & Co., Inc.	3,425	184,745
Wells Fargo & Co.	1,750	104,510
Total Financials		895,580

Health Care - 17.7%
Boston Scientific Corp.*	2,600	91,780
Caremark Rx, Inc.*	3,000	89,910
Forest Laboratories, Inc.*	4,375	195,125
Genentech, Inc.*	4,750	216,267
Gilead Sciences, Inc.*	5,850	202,586
Martek Biosciences Corp.*	3,975	187,047
Medtronic, Inc.	1,950	99,665
Novartis AG	4,475	214,845
Resmed, Inc.*	4,575[2]	215,025
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	9,700	252,200
Total Health Care		1,764,450

Industrials - 12.3%
3M Co.	2,425	188,107
Cummins, Inc.	3,900[2]	273,312
FedEx Corp.	3,950	359,924
J.B. Hunt Transport Services, Inc.*	4,150	169,569
United Parcel Service, Inc., Class B	2,975	235,561
Total Industrials		1,226,473

Information Technology - 22.1%
Cisco Systems, Inc.*	15,100	290,071
Dell, Inc. *	6,950	243,667
Electronic Arts, Inc.*	2,000	89,840
EMC Corp.*	18,650	240,026
Intel Corp.	9,675	215,366
Marvell Technology Group, Ltd.*	5,500[2]	157,135
Microsoft Corp.	11,100	310,688
Nokia Corp., Sponsored ADR	14,100	217,422
Novell, Inc.*	29,550	212,465
Yahoo!, Inc.*	6,200	224,378
Total Information Technology		2,201,058

Total Common Stocks (cost $9,227,615)		9,509,157

Other Investment Companies - 14.3%[1]
Bank of New York Institutional Cash Reserves Fund, 1.87%[3]	606,153	606,153
JPMorgan Prime Money Market Fund, Inst. Shares, 1.68%	816,710	816,710
Total Other Investment Companies (cost $1,422,863)		1,422,863

Total Investments - 109.8% (cost $10,650,478)		10,932,020

Other Assets, less Liabilities - (9.8%)		(976,168)
Net Assets - 100.0%		$9,955,852

Note:	Based on the cost of investments of $10,656,671 for Federal income tax purposes at October 31, 2004, the aggregate gross unrealized appreciation and depreciation were $718,705 and $443,356, respectively, resulting in net unrealized appreciation of investments of $275,349.

*	Non-income-producing securities.

[1]	Yield shown for this investment company represents the October 31, 2004, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2004, amounting to a market value of $594,011, or approximately 6.0% of net assets.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investment Abbreviations:

ADR:	Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Managers AMG Funds
Statements of Assets and Liabilities
October 31, 2004
_________________________________________________________________________

	Essex Aggressive Growth Fund	Essex Large Cap Growth Fund
Assets:
Investments at value (including securities on loan
valued at $17,248,461 and $594,011, respectively)	$79,873,682	$10,932,020
Receivable for investments sold	2,688,595	—
Prepaid expenses	41,344	7,066
Receivable for Fund shares sold	17,524	—
Dividends, interest and other receivables	11,609	4,853
Total assets	82,632,754	10,943,939

Liabilities:
Payable upon return of securities loaned	17,995,540	606,153
Payable for investments purchased	4,001,637	354,482
Accrued expenses:
Investment advisory and management fees	51,674	5,621
Other	68,250	21,831
Total liabilities	22,117,101	988,087

Net Assets	$60,515,653	$9,955,852

Institutional Class Shares:
Net Assets	$59,934,009	$9,955,852

Shares outstanding	7,021,871	902,777
Net asset value, offering and redemption
price per share	$8.54	$11.03

Investor Class Shares:
Net Assets	$581,644	n/a

Shares outstanding	68,769	n/a
Net asset value, offering and redemption
price per share	$8.46	n/a

Net Assets Represent:
Paid-in capital	$161,192,137	$9,926,633
Accumulated net realized loss
from investments	(108,762,265)	(252,323)
Net unrealized appreciation of investments	8,085,781	281,542
Net Assets	$60,515,653	$9,955,852

Investments at cost	$72,231,985	$10,650,478

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Managers AMG Funds
Statements of Operations
October 31, 2004
_________________________________________________________________________

	Essex Aggressive Growth Fund	Essex Large Cap Growth Fund
Investment Income:
Dividend income	$173,774	$43,710
Foreign withholding tax	(2,831)	(516)
Interest income	42,721	6,657
Securities lending fees	26,975	90
Total investment income	240,639	49,941

Expenses:
Investment advisory and management fees	727,882	50,365
Distribution fees - Investor Class	2,340	—
Transfer agent	72,317	19,041
Professional fees	57,325	9,933
Registration fees	41,699	7,104
Custodian	32,889	11,899
Reports to shareholders	9,522	70
Trustees fees and expenses	9,152	131
Insurance	3,922	43
Miscellaneous	1,190	247
Total expenses before expense offsets	958,238	98,833

Less:Expense reimbursement	—	(24,964)
Net expenses	958,238	73,869

Net investment loss	(717,599)	(23,928)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,841,303	(251,083)
Net unrealized appreciation (depreciation) of investments	(7,241,634)	216,987
Net realized and unrealized loss	(2,400,331)	(34,096)

Net Decrease in Net Assets
Resulting from Operations	$(3,117,930)	$(58,024)

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Essex Aggressive Growth Fund
Statement of Changes in Net Assets
_________________________________________________________________________

	For the fiscal year ended October 31, 2004	For the fiscal year ended October 31, 2003
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(717,599)	$(604,773)
Net realized gain on
investments	4,841,303	5,141,102
Net unrealized appreciation
(depreciation) of investments	(7,241,634)	13,359,775
Net increase (decrease) in net
assets resulting from operations	(3,117,930)	17,896,104

From Capital Share Transactions:
Institutional Class Shares: *
Proceeds from sale of shares	3,448,506	6,701,428
Cost of shares repurchased	(18,927,459)	(16,211,626)
Decrease from
Institutional Class share transactions	(15,478,953)	(9,510,198)

Investor Class Shares:
Proceeds from sale of shares	194,607	655,244
Cost of shares repurchased	(697,318)	(195,816)
Increase (decrease) from
Investor Class share transactions	(502,711)	459,428

Total increase (decrease)
in net assets	(19,099,594)	8,845,334

Net Assets:
Beginning of year	79,615,247	70,769,913
End of year	$60,515,653	$79,615,247

End of year undistributed
net investment income	$—	$—
Share Transactions:
Institutional Class Shares:
Sale of shares	370,282	850,069
Shares repurchased	(2,100,134)	(2,086,773)
Decrease in
Institutional Class shares	(1,729,852)	(1,236,704)

Investor Class Shares:
Sale of shares	21,621	85,182
Shares repurchased	(81,102)	(24,754)
Increase (decrease)
in Investor Class shares	(59,481)	60,428

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Essex Large Cap Growth Fund
Statement of Changes in Net Assets
_________________________________________________________________________

	For the fiscal year ended October 31, 2004	For the fiscal period ended October 31, 2003*
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(23,928)	$(248)
Net realized gain (loss)
on investments	(251,083)	3,967
Net unrealized appreciation
of investments	216,987	64,555
Net increase (decrease) in net
assets resulting from operations	(58,024)	68,274

Distributions to Shareholders:
From net realized gain on investments	(5,249)	—
Total distributions to shareholders	(5,249)	—

From Capital Share Transactions:
Proceeds from sale of shares	8,680,001	1,365,683
Net asset value of shares issued in connection
with reinvestment of distributions	5,249	—
Cost of shares repurchased	(100,082)	—
Increase from share transactions	8,585,168	1,365,683

Total increase in net assets	8,521,895	1,433,957

Net Assets:
Beginning of period	1,433,957	—
End of period	$9,955,852	$1,433,957

End of period undistributed
net investment income	$—	$—
Share Transactions:
Sale of shares	779,901	131,228
Shares issued in connection with
reinvestment of distributions	474	—
Shares repurchased	(8,826)	—
Increase in shares	771,549	131,228

        * Commencement of operations was June 30, 2003.

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
Essex Aggressive Growth Fund-Institutional Class
Financial Highlights
For a share outstanding throughout each period
_________________________________________________________________________

Institutional Class Shares:	For the fiscal year ended October 31, 2004	For the fiscal year ended October 31, 2003	For the fiscal period* ended October 31, 2002
Net Asset Value, Beginning of Period	$8.97	$7.04	$8.21

Income from Investment Operations:
Net investment loss	(0.10)	(0.07)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.33)	2.00	(1.11)
Total from investment operations	(0.43)	1.93	(1.17)

Net Asset Value, End of Period	$8.54	$8.97	$7.04

Total Return (a)	(4.79)%	27.41%	(14.25	)(b)
Ratio of net expenses to average net assets	1.31%	1.33%	1.39%	(c)
Ratio of net investment loss
to average net assets	(0.98)%	(0.83)%	(1.06	)(c)
Portfolio turnover	107%	111%	170%	(b)
Net assets at end of period (000's omitted)	$59,934	$78,473	$70,295
Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	—	—	1.40%	(c)
Ratio of net investment loss
to average net assets	—	—	(1.07	)(c)

* At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.

(a)Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.

_________________________________________________________________________
Essex Aggressive Growth Fund-Investor Class
Financial Highlights
For a share outstanding throughout each year
_________________________________________________________________________

Investor Class Shares:	For the fiscal year ended October 31,
	2004	2003	2002		2001	2000
Net Asset Value,
Beginning of Year	$8.91	$7.01	$8.85		$16.94	$10.00

Income from Investment
Operations:
Net investment loss	(0.17)	(0.07)	(0.08)		(0.05)	(0.06)
Net realized and unrealized gain
(loss) on investments	(0.28)	1.97	(1.76)		(8.04)	7.00
Total from investment operations	(0.45)	1.90	(1.84)		(8.09)	6.94

Net Asset Value, End of Year	$8.46	$8.91	$7.01		$8.85	$16.94

Total Return	(5.05)%	27.10%	(20.79	)%(b)	(47.76)% (a)	69.40	%(a)

Ratio of net expenses
to average net assets	1.56%	1.58%	1.10	%(b)	1.10% (b)	1.10%	(b)
Ratio of net investment loss
to average net assets	(1.23)%	(1.08)%	(0.82	)%(b)	(0.41)% (b)	(0.49)	%(b)
Portfolio turnover	107%	111%	170%		212%	160%
Net assets at end
of year (000's omitted)	$582	$1,142	$475		$131,430	$332,582
Ratios absent expense offsets (c):
Ratio of total expenses
to average net assets	—	—	1.20%		1.16%	1.13%
Ratio of net investment loss
to average net assets	—	—	(0.91)%		(0.47)%	(0.52)%

(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Ratio reflects expense reimbursements that were in effect prior to March 1, 2002.
(c) Ratio information assuming no reduction of Fund expenses.

_________________________________________________________________________
Essex Large Cap Growth Fund
Financial Highlights
For a share outstanding throughout each period
_________________________________________________________________________

	For the fiscal year ended October 31, 2004	For the fiscal period* ended October 31, 2003
Net Asset Value, Beginning of Period	$10.93	$10.00

Income from Investment Operations:
Net investment loss	(0.03)	(0.00	)(#)
Net realized and unrealized
gain on investments	0.17	0.93
Total from investment operations	0.14	0.93

Less Distributions to Shareholders from:
Net realized and unrealized gain on investments	(0.04)	—

Net Asset Value, End of Period	$11.03	$10.93

Total Return (a)	1.28%	9.30	% (b)

Ratio of net expenses to average net assets	1.10%	1.10	% (c)
Ratio of net investment loss
to average net assets	(0.36)%	(0.10	)(c)
Portfolio turnover	61%	32	% (b)
Net assets at end of period (000's omitted)	$9,956	$1,434
Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.47%	18.51	%(c)
Ratio of net investment loss
to average net assets	(0.73)%	(17.51	)(c)

* Commencement of operations was June 30, 2003.
(#) Rounds to less than ($0.01).

(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.

_________________________________________________________________________
Notes to Financial Statement
October 31, 2004
_________________________________________________________________________

(1) Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Essex Aggressive Growth Fund (“Aggressive Growth”), and Essex Large Cap Fund (“Large Cap”)(each a “Fund” and collectively the “Funds”).

Aggressive Growth offers both Institutional and Investor Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $100,000. Investor shares are offered to all other investors. Each class represents interest in the same assets of Aggressive Growth and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of Aggressive Growth, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of Aggressive Growth. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Large Cap currently offers only Institutional shares.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented, by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2004, the custodian expense was not reduced under this arrangement for either Fund.

(d) Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal year 2004 for Large Cap is short-term capital gains of $5,249.

As of October 31, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of undistributed short-term losses of $108,659,128 and $246,130 for Aggressive Growth and Large Cap, respectively.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of October 31, 2004, Aggressive Growth had accumulated net realized capital loss carryovers of $90,892,651, and $17,766,477 expiring October 31, 2009 and 2010, respectively. As of October 31, 2004, Large Cap had an accumulated net realized capital loss carryover of $246,130 expiring October 31, 2012. These amounts may be used for Federal income tax purposes to offset any future realized capital gains.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Institutional and Investor shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

At October 31, 2004, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Aggressive Growth Institutional Class – 2 own 38%; Aggressive Growth Investor Class – 2 own 70%; Large Cap – 3 own 64%. Transactions by these shareholders may have a material impact on the respective Fund.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which The Managers Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of The Managers Funds LLC. The Funds’investment portfolios are managed by Essex Investment Management Company, LLC (“Essex”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Essex with respect to each of the Funds. AMG indirectly owns a majority interest in Essex. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Aggressive Growth is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as subadvisor. Large Cap is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 0.75% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

Prior to the commencement of offering of the Aggressive Growth Institutional Class shares on March 1, 2002, the Investment Manager had voluntarily agreed to reimburse the Fund to the extent total annual operating expenses of the Fund exceeded 1.10% of the Fund’s average daily net assets. The Investment Manager has also agreed, through March 1, 2005, to reimburse Large Cap to the extent total annual operating expenses of Large Cap exceed 1.10% of the Fund’s average daily net assets. Aggressive Growth Institutional and Large Cap are obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s operating expenses (excluding interest, taxes, brokerage, and any other extraordinary expense) in any such future year to exceed 1.10% of the Fund’s average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. At October 31, 2004, the cumulative amount of unreimbursed expenses for Large Cap was $68,236.

Prior to April 1, 2004, the aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trust was $5,000. Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family became $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which The Managers Funds LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $9,152 and $131 for Aggressive Growth and Large Cap, respectively, for the fiscal year ended October 31, 2004, represents each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in The Managers Funds complex. Aggressive Growth has entered into a distribution agreement with MDI to act as distributor of the Investor Class shares. Aggressive Growth has adopted a distribution plan to pay for the marketing of the shares. Pursuant to the distribution agreement and Aggressive Growth’s distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of average daily net assets of the Aggressive Growth Investor Class.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2004, for Aggressive Growth were $73,285,334 and $89,859,578, respectively, and for Large Cap were $12,606,543 and $3,879,292, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4) Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Proxy Result Information (unaudited)

At the Special Meeting of Shareholders of the Trust held on August 26, 2004, the following votes were recorded on behalf of Essex Aggressive Growth Fund, Essex Large Cap Fund, Rorer Large-Cap Fund, Rorer Mid-Cap Fund, Systematic Value Fund and Burridge Small Cap Growth Fund. The proposal, which shareholders were asked to vote on, are explained in further detail in the proxy statement dated July 7, 2004:

Proposal 1 – To elect four Trustees to the Board of Trustees

VOTED

	Paggioli	Schneeweis	Kingston	Lebovitz	Outstanding
"Affirmative"
Aggressive Growth-Institutional	40,255,953.50	40,255,953.50	40,243,704.50	40,243,704.50	70,709,959.47
Aggressive Growth-Investor	582,162.86	582,162.86	582,162.86	582,162.86	911,648.26
Large Cap Growth	8,831.06	8,831.06	8,831.06	8,831.06	10,165,350.36
"Withhold"
Aggressive Growth-Institutional	65,866.68	65,866.68	78,115.68	78,115.68
Aggressive Growth-Investor	-	-	-	-
Large Cap Growth	542,805.19	542,805.19	542,805.19	542,805.19

Pursuant to Article V, Section 4 of the Master Trust Agreement of the Trust and the Securities Exchange Act of 1940, such total votes on each proposal represented a quorum of the outstanding shares of the Funds.

Tax Information (unaudited)

The Funds’ hereby designate the maximum amounts allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2004 Form 1099-DIV you receive for each Fund, will show the tax status of all distributions paid to you during the year.

_________________________________________________________________________
Report of Registered Independent Public Accoutning Firm
_________________________________________________________________________

To the Trustees of Managers AMG Funds and the Shareholders of Essex Aggressive Growth Fund and Essex Large Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Essex Aggressive Growth Fund and Essex Large Cap Growth Fund (hereafter referred to as the "Funds"), at October 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2004

________________________________________________________________________________________________________
Trustees and Officers (unaudited)
________________________________________________________________________________________________________

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
____________________	____________________________________________
Jack W. Aber, 9/9/37 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Professor of Finance, Boston University School of Management
(1972-Present); Trustee of Appleton Growth Fund (1 portfolio);
Trustee of Third Avenue Trust (4 portfolios); Trustee of Third
Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
William E. Chapman, II, 9/23/41 o Independent Chairman o Trustee since 1999 o Oversees 27 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions
(1998-Present); Hewitt Associates, LLC (part time) (provider of
Retirement and Investment Education Seminars); Interim Executive
Vice President, QuadraMed Corporation (2001); President
Retirement Plans Group, Kemper Funds (1990-1998); Trustee of
Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4
portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Edward J. Kaier, 9/23/45 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Partner, Hepburn Willcox Hamilton and Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Steven J. Paggioli, 4/3/50 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and
Director, The Wadsworth Group (1986-2001); Executive Vice
President, Secretary and Director, Investment Company
Administration, LLC (1990-2001); Vice President, Secretary and
Director, First Fund Distributors, Inc. (1991-2001); Trustee,
Professionally Managed Portfolios (19 portfolios); Advisory
Board Member, Sustainable Growth Advisors, LP.
____________________	____________________________________________
Eric Rakowski, 6/5/58 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Professor, University of California at Berkeley School of Law
(1990-Present); Visiting Professor, Harvard Law School
(1998-1999); Trustee of Third Avenue Trust (4 portfolios);
Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Thomas R. Schneeweis, 5/10/47 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Professor of Finance, University of Massachusetts
(1985-Present); Managing Director, CISDM at the University of
Massachusetts, (1994-Present); President and Chief Executive
Officer, Schneeweis Partners, LLC (2001-Present); No other
directorships held by trustee.
____________________	____________________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
_______________	________________________________________________
John Kingston, III, 10/23/65 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Senior Vice President and General Counsel, (2002-Present),
Affiliated Managers Group, Inc.; Vice President and Associate
General Counsel, Affiliated Managers Group, Inc. (1999-2002);
Director and Secretary, Managers Distributors, Inc.
(2000-Present); Secretary, Managers AMG Funds (1999-2004);
Served in a general counseling capacity, Morgan Stanley Dean
Witter Investment Management, Inc. (1998-1999); Associate, Ropes
and Gray (1994-1998); No other directorships held by trustee.
_______________	________________________________________________
Peter M. Lebovitz, 1/18/55 o Trustee since 2002 o President since 1999 o Oversees 27 Funds in Fund Complex	President and Chief Executive Officer, The Managers Funds LLC
(1999-Present); President, Managers Distributors, Inc.
(2000-Present); Director of Marketing, The Managers Funds, LP
(1994-1999); Director of Marketing, Hyperion Capital Management,
Inc. (1993-1994); Senior Vice President, Greenwich Asset
Management, Inc. (1989-1993); No other directorships held by trustee.
_______________	________________________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held With Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
_______________	________________________________________________
Galan G. Daukas, 10/24/63 Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds LLC, (2002-Present);
Chief Financial Officer, The Managers Funds, Managers Trust I
and Managers Trust II (2002-Present); Chief Operating Officer
and Chairman of the Management Committee, Harbor Capital
Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet
Investment Advisors (1992-2000).
_______________	________________________________________________
Donald S. Rumery, 5/29/58 Treasurer since 1999	Director, Finance and Planning, The Managers Funds LLC,
(1994-Present); Treasurer and Chief Financial Officer, Managers
Distributors, Inc. (2000-Present); Treasurer, Managers Trust I
and Managers Trust II (2000-Present); Treasurer, The Managers
Funds (1995-Present); Secretary, Managers Trust I and Managers
Trust II (2000-2004) and Secretary, The Managers Funds
(1997-2004).
_______________	________________________________________________
Christine C. Carsman, 4/2/52 Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers
Group, Inc. (2004-Present); Secretary, The Managers Fund,
Managers Trust I and Managers Trust II (2004-Present); Senior
Counsel, Vice President and Director of Operational Risk
Management and Compliance, Wellington Management Company, LLP
(1995-2004)
_______________	________________________________________________

Investment Manager and Administrator
The Managers Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3580
Distributor
Managers Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3879
Subadvisor
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110
Legal Counsel
Goodwin Proctor LLP
Exchange Place
Boston, Massachusetts 02109
Transfer Agent
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Custodian
The Bank of New York
2 Hanson Place, 7th Floor
Brooklyn, New York 11217

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800-835-3879, or (ii) on the SEC's website at www.sec.gov.

This report is prepared for the Funds' shareholders. It is authorized for distribution to prosective investors only when preceded or accompanied by an effective prospectus. To receive a copy of the prospectus or Statement of Additional Information about the Funds or other Managers Funds, please contact us by calling 1-800-835-3879 or visiting our websites. Distributed by Managers Distributors, Inc., member NASD.

www.managersamg.com
www.managersfunds.com

Item 2. CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 10(a).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Fund for each of the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were $18,959 for fiscal 2004 and $21,172 for fiscal 2003 for Essex Aggressive Growth Fund and $10,859 for fiscal 2004 and $6,003 for fiscal 2003 for Essex Large Cap Fund.

Audit-Related Fees

There were fees billed by PwC to any Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Essex Aggressive Growth Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $4,860 for fiscal 2004 and $1,519 for fiscal 2003. The aggregate fees billed by PwC to the Essex Large Cap Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $3,240 for fiscal 2004 and $1,000 for fiscal 2003.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a)     Any code of ethics or amendments hereto. Filed herewith.

(b)     Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By: /s/ Peter M. Lebovitz

      Peter M. Lebovitz, President

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter M. Lebovitz

      Peter M. Lebovitz, President

Date: January 7, 2005

By: /s/ Galan G. Daukas

      Galan G. Daukas, Chief Financial Officer

Date: January 4, 2005